                                                                  EXHIBIT 10.5

                               LSI INDUSTRIES INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN
                     ---------------------------------------

                                    PREAMBLE
                                    --------

         LSI Industries Inc. and each Employer hereby adopt the Plan effective as of September 15, 1996. This Plan is an unfunded deferred compensation arrangement for a select group of management or highly compensated employees who are rendering service to an Employer.

                             ARTICLE I - DEFINITIONS
                             -----------------------

1.1 "BENEFICIARY" shall mean the person or persons entitled to receive the distributions, if any, payable under the Plan upon or after a Participant's death, to such person or persons as such Participant's Beneficiary. Each Participant may designate a Beneficiary by filing the proper form with the Committee. A Participant may designate one or more contingent Beneficiaries to receive any distributions after the death of a prior Beneficiary. A designation shall be effective upon said filing, provided that it is so filed during such Participant's lifetime, and may be changed from time to time by the Participant.

1.2 "COMMITTEE" shall mean the Compensation Committee of the Board of Directors of LSI Industries Inc. which is responsible for the administration of this Plan in accordance with the provisions of the Plan as set forth in this document.

1.3 "COMPENSATION" shall mean the total amount of earnings (including bonuses) paid by an Employer to an Executive or which would otherwise be paid but for a deferral election hereunder or a salary reduction election under any Section 401(k) or 125 plan.

1.4 "DEFERRED COMPENSATION ACCOUNT" shall mean the account to be established by an Employer as a book reserve to reflect the amounts deferred by a Participant, the amounts credited by the Employer, and the earnings adjustment under Article VI. A Participant's Deferred Compensation Account shall be reduced by distributions under Articles VII and VIII.

1.5      "EFFECTIVE DATE" shall mean September 15, 1996.

1.6 "EMPLOYER" shall mean LSI Industries Inc., any affiliate of LSI Industries Inc. (whether or not incorporated) which has adopted the Plan with the consent of LSI Industries Inc., or any successor or assignee of any of them.

1.7 "EXECUTIVE" shall mean any employee designated by the Committee (in conjunction with senior management of LSI Industries Inc.) as a member of the select group of management or highly compensated employees eligible for participation in this Plan.

1.8 "PARTICIPANT" shall mean any Executive who has a right to a benefit under the Plan and a person who was such at the time of his death or termination of service and who retains, or whose Beneficiary retains, a benefit under the Plan which has not been distributed.

1.9 "PLAN" shall mean the LSI Industries Inc. Nonqualified Deferred Compensation Plan as described in this instrument, effective September 15, 1996, and, as may be amended thereafter.

1.10 "PLAN YEAR" shall mean the 12-consecutive month period beginning on July 1.

                  ARTICLE II - PARTICIPANT'S ELECTION TO DEFER
                  --------------------------------------------

2.1 Each Executive may elect to have up to 100% of his Compensation (in whole percentages) for a Plan Year deferred and credited with earnings in accordance with the terms and conditions of the Plan. The Committee may allow separate elections with respect to regular earnings and bonuses.

2.2 An Executive desiring to exercise an election under Paragraph 2.1 shall notify the Committee of his deferral election. Such notice must be in writing, on a form provided by the Committee, and delivered to the Committee by such date as the Committee shall specify, but in all events before the first day of the Plan Year to which such election is to apply. Notwithstanding the foregoing, for the Plan Year beginning July 1, 1996 only, an Executive may provide such notice to the Committee after July 1, 1996 to be effective only with respect to Compensation paid in such Plan Year, but after the date such written notice is provided to the Committee; provided that such written notice is delivered to the Committee by September 1, 1996.

2.3 A deferral election shall be effective with respect to the entire Plan Year to which it relates and may not be modified or terminated for that Plan Year. Notwithstanding the foregoing, the election for the Plan Year beginning July 1, 1996 only, shall be effective with respect to Compensation paid between September 15, 1996 and June 30, 1997.

2.4 The Compensation otherwise payable to the Executive during the Plan Year shall be reduced pursuant to the Executive's election under this
         Article II. Such amounts shall be credited to the Executive's Deferred Compensation Account.

                   ARTICLE III - EMPLOYER MAKE-UP ALLOCATIONS
                   ------------------------------------------

3.1 If, by reason of an election under Article II, a Participant receives a smaller allocation of Employer contributions and/or forfeitures under the LSI Industries Inc. Retirement Plan for a plan year of that plan than he would have received had no such election been made, then there shall be credited to the Participant's Deferred Compensation Account an amount equal to the amount which bears the same relationship to the amounts deferred under Article II and credited to the Participant's Deferred Compensation Account during the Plan Year as the Participant's allocations (of Employer contributions and/or forfeitures) under the LSI Industries Inc. Retirement Plan bear to the Participant's compensation taken into account under that plan. Such amount shall be credited to the Participant's Deferred Compensation Account at such time as the Committee shall determine.

3.2 (a) If, by reason of the application of the compensation limitation imposed by Section 401(a)(17) of the Internal Revenue Code of 1986 (or any corresponding successor provision), including any provision in the LSI Industries Inc. Retirement Plan providing such limitation, a Participant receives a smaller allocation of Employer contributions and/or forfeitures under the LSI Industries Inc. Retirement Plan for any plan year of that plan than he would have received had no such limitation been in effect, then there shall be credited to his Deferred Compensation Account the amount determined under (b) below. Such amount shall be credited to the Participant's Deferred Compensation Account at such time as the Committee shall determine. The Board of Directors of LSI Industries Inc. may, in its sole discretion, determine that each Employer shall make an allocation of this type with respect to the LSI Industries Inc. Retirement Plan plan year ended June 30, 1996, to be credited to the respective Employer's Participant's Deferred Compensation Accounts at such time as the Committee shall determine.

         (b) The amount hereunder shall be equal to the amount which is the same percentage of the Participant's compensation (as defined in the LSI Industries Inc. Retirement Plan) in excess of the compensation limitation referred to in (a) above as the percentage allocated under the LSI Industries Inc. Retirement Plan on compensation in excess of the Social Security taxable wage base (but not in excess of the limitation referred to in (a) above).

                     ARTICLE IV - LSI INCENTIVE ALLOCATIONS
                     --------------------------------------

4.1 Subject to Paragraph 4.2, each Participant shall be eligible for an Employer incentive allocation for a Plan Year, to be determined in accordance with Paragraph 4.3, if he satisfies each of the following requirements:

         (a) The Participant must have elected to have part or all of his Compensation deferrals for the Plan Year of the LSI incentive allocation, the immediately preceding Plan Year and/or the second preceding Plan Year credited with earnings (or losses) under the LSI Common Shares investment option.

         (b) As of the date specified by the Committee (or its delegate) in the Plan Year (or the prior Plan Year) of the LSI incentive allocation, after giving effect to any investment election changes, at least 50% of the value of the Participant's Deferred Compensation Account attributable to Compensation deferrals (for all Plan Years) must be subject to the LSI Common Shares investment option; and

         (c) The Participant must be employed by an Employer at the time the Committee determines that the Performance Goal (defined below) was satisfied for the Plan Year.

4.2 (a) The Employer shall make an incentive allocation determined under Paragraph 4.3 below only if the Performance Goal (defined below) is met for the Plan Year as determined in the sole discretion of the Committee.

         (b) "Performance Goal" shall mean a Return on Average Shareholders' Equity (as determined in the sole discretion of the Committee) of at least 18%. The Committee shall have the right to adjust the Performance Goal from time to time on account of equity changes or other extraordinary matters.

4.3 If the Performance Goal (defined above) is met for a Plan Year, those Participants eligible for an Employer incentive allocation under Paragraph 4.1 above shall receive such an allocation determined by the Committee as follows:

         (a) The Committee shall determine the number of LSI Common Shares deemed to have been acquired during the Plan Year and each of the two immediately preceding Plan Years with the Compensation deferrals for such years elected by the Participant to be credited with earnings (or losses) under the LSI Common Shares investment option.

         In making that determination, the Committee shall consider only Compensation deferrals for a Plan Year up to 40% of the Participant's Compensation.

         (b) The Committee shall determine the percentages applicable to each eligible Participant for the current Plan Year and for each of the two preceding Plan Years from the following:


                     RETURN ON AVERAGE SHAREHOLDERS' EQUITY

                         At least 18% but less         At least 20% but less
                         than 20%                      than 22%                      22% or more
Corporate Officers              20%                           25%                           30%
and Top Executives
All Other Employees             10%                          12.5%                          15%


         The Participant's status (as a "corporate officer" or "top executive") as determined by the Committee at the end of the Plan Year in which he makes his Compensation deferrals will determine the level of Employer allocations under this Paragraph attributable to such Compensation deferrals for that Plan Year.

         (c) The applicable percentages determined for a Participant for the Plan Year and the two immediately preceding Plan Years shall be applied against the number of LSI Common Shares determined for the respective Plan Years (under (a) above). The resulting number shall be rounded to the nearest whole share.

         (d) The Committee shall determine the value of the number of LSI Common Shares (determined under (c) above) as of such date as it deems appropriate. That amount shall be credited to the Participant's Deferred Compensation Account at such time as the Committee shall determine.

                       ARTICLE V - PARTICIPANT'S INTEREST
                       ----------------------------------

         No Participant or his designated Beneficiary shall acquire any property interest in his Deferred Compensation Account or any other assets of the Employer, their rights being limited to receiving from the Employer a deferred payment as set forth in this Plan, and these rights are conditioned upon continued compliance with the terms and conditions of this Plan. To the extent that any Participant or Beneficiary acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer.

                       ARTICLE VI - CREDITING OF EARNINGS
                       ----------------------------------

6.1 GENERAL. There shall be credited to the Deferred Compensation Account of each Participant an additional amount of earnings (or losses) determined under this Article VI.

6.2 ELECTIONS FOR COMPENSATION DEFERRALS. Each Participant shall elect (in whole percentages) to have earnings (or losses) credited to so much of his Deferred Compensation Account as is attributable to his Compensation deferrals under Article II under one (or a combination) of the following investment elections:

         (a)      LSI Common Shares

         (b)      Fountain Square U.S. Treasury Obligations Fund

         (c)      Fountain Square Quality Bond Fund

         (d)      Fountain Square International Equity Fund

         Such an election must be in writing, on a form provided by the Committee, and delivered to the Committee prior to the beginning of the period to which it relates. Notwithstanding the foregoing, for the first quarter of the 1996 Plan Year only, a Participant may provide such notice to the Committee no later than the date he provides his first deferral election under Article II.

         Subject to Paragraph 6.3, an investment election shall be effective for the entire Plan Year quarter to which it relates and may not be modified or terminated for that Plan Year quarter. In the event that an investment election form is not received by the Committee by the date specified for elections for a particular Plan Year quarter for a Participant, the last investment election received by the Committee from the Participant shall remain in effect for that Plan Year quarter.

6.3 COMMITMENT TO LSI COMMON SHARES INVESTMENT OPTION. If a Participant elects to have some or all of his Compensation deferrals for a Plan Year credited with earnings (or losses) under the LSI Common Shares investment option, that election with respect to such Compensation deferrals (and any earnings allocable to such Compensation deferrals) may not be changed until the end of the second full Plan Year following the Plan Year of the deferral. After that period, the previously restricted Compensation deferrals (and earnings attributable thereto) may be invested in any of the investment funds designated under Paragraph 6.2 (including LSI Common Shares) without such a time restriction. Notwithstanding Paragraph 6.2, an election changing the amounts to be credited with earnings (or losses) under the LSI Common Shares investment option may be made only once in a Plan Year at the time designated by the Committee or its delegate.

6.4 EMPLOYER ALLOCATIONS. Employer allocations under Articles III and IV shall be credited with earnings (or losses) under the LSI Common Shares investment option. The Participant shall have no right to change the investment option with respect to such Employer allocations.

6.5 DETERMINATION OF RATE OF RETURN. The Committee shall determine the rate of return throughout each Plan Year quarter or other period for the investments or investment funds designated under Paragraph 6.2.

6.6 INVESTMENT ADJUSTMENT. For each Plan Year quarter or other period, the Participant's Deferred Compensation Account shall be increased or decreased as if it had earned the rate of return corresponding to the amount determined by the Committee under Paragraph 6.5. Such increase or decrease shall be based on the varying balances in each of the investment elections comprising the Deferred Compensation Account throughout the Plan Year quarter or other period and shall be credited at such time as the Committee in its sole discretion shall determine.

                           ARTICLE VII - PLAN BENEFITS
                           ---------------------------

7.1 (a) A Participant's rights to that portion of his Deferred Compensation Account attributable to his Compensation deferrals under Article II (as adjusted for earnings and losses) shall be nonforfeitable at all times.

         (b) A Participant shall have a vested interest in that portion of his Deferred Compensation Account attributable to Employer allocations under Article III (as adjusted for earnings and losses) determined in accordance with the following schedule:

         YEARS OF VESTED SERVICE                         PERCENTAGE
         -----------------------                         ----------

              Less than two                                  0
              Two but less than three                       20
              Three but less than four                      40
              Four but less than five                       60
              Five but less than six                        80
              Six or more                                  100


         For purposes of this Paragraph, "Years of Vested Service" shall be determined in accordance with the provisions of the LSI Industries Inc. Retirement Plan.

         (c) A Participant's rights to that portion of his Deferred Compensation Account attributable to Employer allocations under Article IV based on Compensation deferrals for a Plan Year (as adjusted for earnings and losses) shall become nonforfeitable at the end of the second full Plan Year following the year of the Compensation deferrals to which such Employer allocations are attributable, if the Participant has been continuously employed by an Employer through that date. This applies to all Employer allocations based on such Compensation deferrals whether the allocations are for the Plan Year of the Compensation deferrals or the first or second succeeding Plan Years.

         (d) Notwithstanding Paragraphs 7.1(b) and (c) above, Employer allocations under Articles III and IV (as adjusted for earnings and losses) shall become fully vested upon the Participant's retirement after age 62 and completion of at least three (3) years of service, disability or death.

         (e) Notwithstanding any provision to the contrary, Employer allocations under Articles III and IV(as adjusted for earnings and losses) shall be forfeited if the Participant commits any dishonest act or violates any noncompete or nonsolicitation agreement (as the Committee in its sole discretion shall determine).

7.2      (a) At the time an Executive makes his first deferral election under
         Article II or investment election under Article VI, he shall also elect to have the amounts represented by his Deferred Compensation Account paid in one of the following two forms commencing as soon as administratively feasible upon termination of his service with all
         Employers:

                  (1)      single lump sum payment, or

                  (2) approximately equal monthly installments to last not less than 12 months nor more than 120 months.

         If installment payments are in effect, the Participant's Deferred Compensation Account shall continue to be credited with earnings (or losses) under Article VI until payment of the final installment and the Participant may continue to make such elections thereunder as are available to other Participants.

         (b) A Participant may change the election referred to in (a) above. Payment shall be made in accordance with any such changed election only if the Participant terminates service with all Employers at least one year following the date of the election. Otherwise, the payment shall be made in accordance with the election (if any) in effect immediately prior to the changed election.

         (c) If a Participant has no election concerning the form of benefit payment under this Paragraph 7.2 in effect at the time he terminates service with all Employers, payment shall be made in a single lump sum payment.

         (d) Elections shall be made in writing, on a form provided by the Committee, and shall be made in accordance with the rules established by the Committee.

7.3 DISTRIBUTION OF LSI COMMON SHARES. To the extent that a Participant's Deferred Compensation Account is being credited with earnings (or losses) under Article VI based on the LSI Common Shares investment option, such Participant shall receive benefit payments in the form of whole shares of such LSI Common Shares. Any fractional shares and all other benefit payments shall be paid in cash. Any expenses attributable to a payment in shares may be deducted from the Participant's Deferred Compensation Account.

                              ARTICLE VIII - DEATH
                              --------------------

         Upon the death of a Participant prior to commencement of payment under
         Article VII, the amounts represented by the Participant's Deferred Compensation Account, increased by any amounts due to be credited but not yet credited under Articles II, III or IV shall be payable to the Participant's Beneficiary as soon as administratively feasible in a single lump sum distribution. If the Participant has already commenced receiving the amounts represented by the Participant's Deferred Compensation Account in the installment payment form, the installment payments shall continue to be paid to the Participant's Beneficiary. To the extent that a Participant's Deferred Compensation Account is being credited with earnings (or losses) under Article VI based on the LSI Common Shares investment option, the Beneficiary shall receive any benefit payments in the form of whole shares of such LSI Common Shares. Otherwise, benefit payments shall be paid in cash.

                   ARTICLE IX - NON-ASSIGNABLE/NON-ATTACHMENT
                   ------------------------------------------

         Except as required by law, no right of the Participant or designated Beneficiary to receive payments under this Plan shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy or similar process or assignment by operation of law and any attempt, voluntary or involuntary, to effect any such action shall be null and void and of no effect. An Employer may not assign its obligations hereunder.

                            ARTICLE X - CONSTRUCTION
                            ------------------------

         This Plan shall be construed under the laws of the State of Ohio. Article headings are for convenience only and shall not be considered as part of the terms and provisions of the Plan. The Committee shall have full power and authority to interpret, construe and administer this Plan.

                  ARTICLE XI - AMENDMENT OR TERMINATION OF PLAN
                  ---------------------------------------------

         The Plan may be terminated at any time or amended in whole or in part from time to time by LSI Industries Inc. provided that no such termination or amendment may directly or indirectly reduce a Participant's Deferred Compensation Account (other than through a complete distribution thereof to the Participant (or his Beneficiary in the event of his death)); and any such amendment shall be binding on each Employer, Participant and designated Beneficiary.

                           ARTICLE XII - MISCELLANEOUS
                           ---------------------------

12.1 Neither this Plan, nor any action of LSI Industries Inc., an Employer or the Committee, nor any election to defer Compensation hereunder shall be held or construed to confer on any person any legal right to be continued as an employee of LSI Industries Inc. or any Employer.

12.2 LSI Industries Inc. and the Participant's Employer shall have the right to deduct from all payments and amounts credited hereunder any taxes required by law to be withheld with respect to any benefits under this Plan.

IN WITNESS WHEREOF, LSI Industries Inc. and each Employer, with the consent of LSI Industries Inc., have caused this Plan to be executed this 3rd day of September, 1996.

                                       LSI INDUSTRIES INC.

                                       By: /s/ Ronald S. Stowell
                                          ____________________________________
                                          Chief Financial Officer & Treasurer

                                       SGI INTEGRATED GRAPHIC
                                       SYSTEMS L.P.

                                       By: /s/ Ronald S. Stowell
                                          ____________________________________
                                          Treasurer

                                       GREENLEE LIGHTING L.P.

                                       By: /s/ Ronald S. Stowell
                                          ____________________________________
                                          Treasurer

               EXPLANATION OF FORMS FOR USE BY EMPLOYEES ELIGIBLE
                          UNDER THE LSI INDUSTRIES INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN
                     ---------------------------------------


DEFERRAL ELECTION FORM is for an employee to elect:

         (a) to defer part or all of a bonus under the LSI Industries Inc. Nonqualified Deferred Compensation Plan; and

         (b) to defer regular earnings under the LSI Industries Inc. Nonqualified Deferred Compensation Plan.


BENEFICIARY DESIGNATION FORM.  Note that spousal consent is not needed.


INVESTMENT ELECTION FORM. This form can be used for initial elections and future changes under the LSI Industries Inc. Nonqualified Deferred Compensation Plan.


FORM OF PAYMENT ELECTION (NEW PARTICIPANTS). This form is for use by a participant to elect how he wants his LSI Industries Inc. Nonqualified Deferred Compensation Plan benefit paid. For a new participant, the form will be effective immediately if it is completed and dated prior to the commencement of deferrals under the LSI Industries Inc. Nonqualified Deferred Compensation Plan. Otherwise, the form will be given effect only after the passage of one year after the date of election.


FORM OF PAYMENT ELECTION (ELECTION CHANGE). To avoid or minimize the constructive receipt issue being argued by the IRS, any change in the form of payment election may not be honored unless the employee remains employed by LSI Industries Inc. or any Employer for at least one year after the change.

                               LSI INDUSTRIES INC.

                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                            FORM OF PAYMENT ELECTION
                            ------------------------
                               (NEW PARTICIPANTS)


         In accordance with the provisions of the LSI Industries Inc. Nonqualified Deferred Compensation Plan, I hereby elect to receive payments from my account (which become due upon my termination of employment) in the following form: (Choose one)


         / / Single lump sum payment as soon as administratively feasible after my termination of employment; or

         / / Approximately equal monthly installments commencing as soon as administratively feasible after my termination of employment to last ____ months (not less than 12 months nor more than 120 months).

         I understand that this election will be honored immediately if made at or before the time i make my first deferral election or investment election under the LSI Industries Inc. Nonqualified Deferred Compensation Plan. Otherwise, this election will be honored only if I continue in LSI Industries Inc. (or any Employer's) employment for at least one year from this date.

Note: Amounts invested under the LSI Common Shares investment option will be paid in LSI Common Shares. Other payments are in cash.




- ------------------------------------------------      ---------------------
             Employee Signature                                 Date

                               LSI INDUSTRIES INC.

                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                          BENEFICIARY DESIGNATION FORM
                          ----------------------------

=============================================================================================
MY PRIMARY BENEFICIARY(IES) UNDER THE PLAN IS (ARE):
- ---------------------------------------------------------------------------------------------
Name                       %        Relationship to me      Address


- -----------------------   ----      -------------------     ---------------------------------


- -----------------------   ----      -------------------     ---------------------------------


=============================================================================================







=============================================================================================
MY CONTINGENT BENEFICIARY(IES) (IN THE EVENT ALL MY PRIMARY BENEFICIARIES DIE
BEFORE ME OR BEFORE RECEIVING ALL THE PAYMENTS TO WHICH THEY WOULD BE
ENTITLED) IS (ARE):
- ---------------------------------------------------------------------------------------------
Name                       %        Relationship to me      Address


- -----------------------   ----      -------------------     ---------------------------------


- -----------------------   ----      -------------------     ---------------------------------


=============================================================================================

================================================================================

Any distribution shall be divided equally among these Primary Beneficiaries living at the time of such distribution or, if there are no such Primary Beneficiaries, equally among those Contingent Beneficiaries living at the time of such distribution, unless otherwise correctly indicated.

This form supersedes any previous beneficiary designation made by the undersigned.

Date: ________________________

WITNESS:

_____________________________________        _________________________________
Witness's Signature                          Participant's Signature

_____________________________________        _________________________________
Witness's Name (Printed)                     Participant's Name  (Printed)

A beneficiary designation may be changed at any time by filing a new form. No beneficiary designation form is effective unless and until it is received by the plan administrator during the Participant's lifetime.

================================================================================

                               LSI INDUSTRIES INC.

                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                            INVESTMENT ELECTION FORM
                            ------------------------

NAME: _______________________________________________ SS #: ___________________

ADDRESS: ______________________________________________________________________


================================================================================
PART 1:  INVESTMENT ELECTIONS FOR FUTURE COMPENSATION DEFERRALS
- --------------------------------------------------------------------------------
I hereby elect to have all future Compensation deferrals credited to my account under the LSI Industries Inc. Nonqualified Deferred Compensation Plan credited with earnings (or losses) under the following investment elections: (Note: You may choose any combination. Investment allocations must be in increments of 10%. Combined total must equal 100%.)

Restricted LSI Common Shares                             ______%(1)
Fountain Square U.S. Treasury Obligations Fund           ______%
Fountain Square Quality Bond Fund                        ______%
Fountain Square International Equity Fund                ______%

      (1)Compensation deferrals invested in the LSI Common Shares investment option must remain so invested for the current year and the two succeeding years.
================================================================================

================================================================================
PART 2: INVESTMENT ELECTIONS FOR CURRENT BALANCE ATTRIBUTABLE TO COMPENSATION DEFERRALS NOT OTHERWISE INVESTED IN RESTRICTED LSI COMMON SHARES
- --------------------------------------------------------------------------------
I hereby elect to have my current account balance attributable to Compensation deferrals not otherwise invested in Restricted LSI Common Shares credited with earnings (or losses) under the following investment elections: (Note: You may choose any combination. Investment allocations must be in increments of 10%. Combined total must equal 100%.)

Unrestricted LSI Common Shares                             ________%(2)
Fountain Square U.S. Treasury Obligations Fund             ________%
Fountain Square Quality Bond Fund                          ________%
Fountain Square International Equity Fund                  ________%

     (2)This percentage may change only once in a Plan Year at the time designated by the Compensation Committee.
================================================================================




================================================================================
PART 3:  Authorization
- --------------------------------------------------------------------------------
The investment elections will continue in effect until future changes are made in writing as provided by the Plan. This document is not valid unless properly signed and dated.


_________________________________________________         ______________________
             Employee Signature                                   Date
================================================================================


Note: Employer contributions are not subject to this election. They will remain invested pursuant to the LSI Common Shares investment option.

                               LSI INDUSTRIES INC.

                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                             DEFERRAL ELECTION FORM
                             ----------------------

Name:_____________________________Social Security Number:_______________________
Address:________________________________________________________________________
City:_______________________________State:_______________________Zip:___________
Date of Birth:______________________________Date of Hire:_______________________



================================================================================
PART 1: BONUS DEFERRAL
- --------------------------------------------------------------------------------
Any bonus I might earn for the Plan Year July 1, 1996 through June 30, 1997 shall be paid or deferred as follows: (whole percentages only)

      $________________         shall be paid in cash

      _________________%        of any remaining bonus shall be deferred under
                                the terms of the LSI Industries Inc.
                                Nonqualified Deferred Compensation Plan (and the
                                remaining amount (if any) shall be paid in cash)

================================================================================



================================================================================
PART 2: REGULAR EARNINGS DEFERRAL
- --------------------------------------------------------------------------------
I hereby elect to defer the following percentage of my regular earnings otherwise payable to me from September 15, 1996 through June 30, 1997 (but after the date of this election) under the terms of the LSI Industries Inc.
Nonqualified Deferred Compensation Plan:

      _________________%        (whole percentage only)

================================================================================


================================================================================
PART 3: AUTHORIZATION
- --------------------------------------------------------------------------------
I understand that these elections are irrevocable and will remain in effect throughout the period ending June 30, 1997.



_________________________________________________         ______________________
             Employee Signature                                   Date
================================================================================

                               LSI INDUSTRIES INC.

                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                            FORM OF PAYMENT ELECTION
                            ------------------------
                                (ELECTION CHANGE)


         In accordance with the provisions of the LSI Industries Inc. Nonqualified Deferred Compensation Plan, I hereby elect to receive payments from my account (which become due upon my termination of employment) in the following form: (Choose one)


         / / Single lump sum payment as soon as administratively feasible after my termination of employment; or

         / / Approximately equal monthly installments commencing as soon as administratively feasible after my termination of employment to last months (not less than 12 months nor more than 120 months).

         I understand that this election will become effective one year from this date and that my previous election (if any) will remain in effect until that time.


Note: Amounts invested under the LSI Common Shares investment option will be paid in LSI Common Shares. Other payments are in cash.






_________________________________________________         ______________________
             Employee Signature                                   Date

                              RABBI TRUST AGREEMENT

                                    UNDER THE

                               LSI INDUSTRIES INC.

                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                              RABBI TRUST AGREEMENT
                                    UNDER THE
                               LSI INDUSTRIES INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN
                     ---------------------------------------


         This Agreement made this 3rd day of September, 1996, by and between LSI INDUSTRIES INC., GREENLEE LIGHTING L.P. AND SGI INTEGRATED GRAPHIC SYSTEMS L.P. (collectively, the "Company") and THE FIFTH THIRD BANK ("Trustee"):

         WHEREAS, Company has adopted the LSI Industries Inc. Nonqualified Deferred Compensation Plan ("Plan");

         WHEREAS, Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan;

         WHEREAS, Company wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

         WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

         NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

Section 1.        Establishment of Trust.
                  -----------------------

                  (a) Company hereby deposits with Trustee in trust $10.00, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

                  (b) The Trust hereby established shall be irrevocable.

                  (c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

                  (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

                  (e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Subject to (f) below, neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

                  (f) Upon a Change of Control, Company shall, as soon as possible, but in no event longer than 30 days following the Change of Control, as defined herein, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plan as of the date on which the Change of Control occurred.

Section 2.        Payments to Plan Participants and Their Beneficiaries.
                  ------------------------------------------------------

                  (a) Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.

                  (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

                  (c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.


Section 3.        Trustee Responsibility Regarding Payments to Trust Beneficiary
                  --------------------------------------------------------------
                  When Company Is Insolvent.
                  --------------------------

                  (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

                  (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

                           (1) The Board of Directors and the Chief Financial
Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has been Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

                           (2) Unless Trustee has actual knowledge of Company's
Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

                           (3) If at any time Trustee has determined that
Company is Insolvent, Trustee shall discontinue payments to Plan participants, their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plan or otherwise.

                           (4) Trustee shall resume payment of benefits to Plan
participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

                  (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

                  (d) Any notice, report, demand or waiver required or permitted hereunder shall be in writing and shall be given personally or by prepaid registered or certified mail, return receipt requested, addressed as follows:

         If to the Company:             Mailing Address--
                                        LSI Industries Inc.
                                        10000 Alliance Road, P.O. Box 42728
                                        Cincinnati, Ohio 45242

         If to the Trustee:             The Fifth Third Bank
                                        Trust Department
                                        38 Fountain Square Plaza
                                        Cincinnati, Ohio 45263

Section 4.       Payments to Company.
                 --------------------

         Except as provided in Section 3 hereof, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

Section 5.        Investment Authority.
                  ---------------------

                  (a) Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by LSI Industries Inc. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants, except that voting rights with respect to Trust assets will be exercised by Company.

                  (b) Subject to the direction of the Company, the Trustee is authorized and empowered, in addition to powers granted under any applicable statutes, regulations or rules which, to the extent of their granting of powers applicable to trusts of a similar nature to the Trust, are incorporated herein by reference:

                           (1) to purchase and subscribe for any securities or
other property and to retain such securities or other property in trust;

                           (2) to sell at public or private sale, for cash, or
upon credit, or otherwise dispose of any property, real or personal, and no person dealing with the Trustee shall be bound to see to the application or to inquire into the validity, expediency or propriety of any such sale or other disposition;

                           (3) to exercise any conversion privilege,
subscription right or other option pertaining to or in connection with securities or other property held by it;

                           (4) to exercise itself, or by general or limited
power of attorney, any right, including the right to vote, incident to any securities or other property held by it;

                           (5) to join in, dissent from or oppose the
reorganization, recapitalization, consolidation, sale or merger of corporations or properties of which it may hold stocks, bonds or other securities or in which it may be interested, to pay any expenses, assessments or subscriptions in connection therewith, and to accept and to hold any other securities issued in connection therewith;

                           (6) to manage, administer, operate, repair, improve,
mortgage, or lease for any number of years, or to otherwise deal with any real property or interest therein; to renew or extend or to participate in the renewal or extension of any mortgage, and to agree to the reduction in the interest on any mortgage or other modification or change in the terms of any mortgage or guarantee thereof in any manner and upon such terms as may be deemed advisable; to waive any defaults whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee or to enforce any such default in such a manner as may be deemed advisable, including the exercise and enforcement of any and all rights of foreclosure;

                           (7) to register any investment held in its own name
or in the name of a nominee or to hold any investment in bearer form;

                           (8) to employ suitable agents, accountants and
counsel and to pay their reasonable expenses and compensation;

                           (9) to hold any part or all of the assets uninvested;

                           (10) to invest in savings accounts, certificates of
deposit and other deposits which bear a reasonable rate of interest, with any financial institution or quasi-financial institution, either domestic or foreign, including any such financial institution operated or maintained by the Trustee (or an affiliate) in its corporate capacity;

                           (11) to form corporations and partnerships and to
create trusts to hold title to any securities or other property, all upon such terms and conditions as it may deem advisable;

                           (12) to invest in open-end and closed-end investment
companies (including those for which the Trustee serves as investment advisor), investment trusts, and in any partnership, limited or unlimited, joint venture or other form of joint enterprise created for any lawful purpose;

                           (13) to adjust, settle, contest, compromise and
arbitrate any claims, debts, or damages due or owing to or from the assets, and to sue, commence or defend any legal proceedings in reference thereto;

                           (14) to borrow money upon such terms and conditions
as may be deemed advisable to carry out the purposes of the Trust and to pledge securities or other property in repayment of any such loan; provided, however, that loans or advances may be made by the Trustee by way of overdrafts or otherwise on a temporary basis on which no interest is payable;

                           (15) to enter into any type of contract with any
insurance company or companies, either for the purpose of investment or otherwise, and, to the extent the Plan so provides, to purchase any life insurance policy or annuity contract;

                           (16) to buy, sell, and deal in options as writer of
call options against securities, stocks, convertible preferred stocks, convertible bonds and warrants, which are owned by the Trust, to repurchase written call options in a closing transaction, to deliver the securities for cash if the option is exercised, to buy put options for securities, stock, convertible preferred stock, convertible bonds and warrants, which are owned by the Trust, to resell put options in a closing transaction, and to deliver the securities for cash if the option is exercised;

                           (17) to invest in any collective or common trust fund
operated and maintained by the Trustee, including, but not limited to, demand notes, short-term notes and cash equivalent funds;

                           (18) to make, execute and deliver as Trustee any and
all deeds, leases, mortgages, advances, contracts, waivers, releases or other instruments in writing necessary or proper in the employment of any of the foregoing powers; and

                           (19) to exercise, generally, any of the powers which
an individual owner might exercise in connection with property either real, personal or mixed and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Section 5 or otherwise in the best interests of the Trust.

                  (c) Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

Section 6.       Disposition of Income.
                 ----------------------

         During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

Section 7.       Accounting by Trustee.
                 ----------------------

         Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within 60 days following the close of each Plan year and within 30 days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and shown all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

Section 8.        Responsibility of Trustee.
                  --------------------------

                  (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

                  (b) If Trustee undertakes or defends any litigation or claims arising in connection with this Trust, Company agrees to indemnify Trustee against Trustee's reasonable costs, expenses and liabilities (including, without limitation, reasonable attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If Company does not pay such reasonable costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain reasonable payment from the Trust.

                  (c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

                  (d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

                  (e) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

                  (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

Section 9.       Compensation and Expenses of Trustee.
                 -------------------------------------

         Company shall pay all administrative and Trustee's fees and reasonable expenses. If not so paid, the fees and expenses shall be paid from the Trust.

Section 10.       Resignation and Removal of Trustee.
                  -----------------------------------

                  (a) Trustee may resign at any time by written notice to LSI Industries Inc., which shall be effective 60 days after receipt of such notice unless LSI Industries Inc. and Trustee agree otherwise.

                  (b) Trustee may be removed by LSI Industries Inc. on 60 days notice or upon shorter notice accepted by Trustee.

                  (c) Upon a Change of Control, as defined herein, Trustee may not be removed by LSI Industries Inc. for 2 years.

                  (d) If Trustee resigns within 2 years of a Change of Control, as defined herein, Trustee shall select a successor Trustee in accordance with the provisions of Section 11(b) hereof prior to the effective date of Trustee's resignation or removal.

                  (e) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation, removal or transfer, unless LSI Industries Inc. extends the time limit.

                  (f) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 10 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

Section 11.       Appointment of Successor.
                  -------------------------

                  (a) If Trustee resigns or is removed in accordance with
Section 10(a) or (b) hereof, LSI Industries Inc. may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.

                  (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Section 7 and 8 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

Section 12.       Amendment and Termination.
                  --------------------------

                  (a) This Trust Agreement may be amended by a written instrument executed by Trustee and LSI Industries Inc. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable.

                  (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

Section 13.       Miscellaneous.
                  --------------

                  (a) Any provisions of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

                  (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

                  (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

                  (d) For purposes of this Trust, Change of Control shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were stockholders of Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of Company or of the sale of all or substantially all of Company's assets.

Section 14.      Effective Date.
                 ---------------

         The effective date of this Trust Agreement shall be September 15, 1996.

COMPANY:                                    TRUSTEE:
- --------                                    --------

LSI INDUSTRIES INC.                         THE FIFTH THIRD BANK


By: /s/ Ronald S. Stowell                   By: /s/ John S. Rybka
   -----------------------------------         --------------------------------
Title: Chief Financial Officer &            Its: Vice President
      --------------------------------           ------------------------------
       Treasurer
      --------------------------------

GREENLEE LIGHTING L.P.


By: /s/ Ronald S. Stowell
   -----------------------------------
Title: Treasurer
      --------------------------------

SGI INTEGRATED GRAPHIC
SYSTEMS L.P.


By: /s/ Ronald S. Stowell
   -----------------------------------
Title: Treasurer
      --------------------------------